PRODUCT INFORMATION NOTICE DATED OCTOBER 1, 2021
to the following variable annuity contracts

Issued by Talcott Resolution Life Insurance Company Separate Account Two:

Director Select Plus Series II/IIR	Director Select Outlook Series II/IIR	Director Select Outlook Series I/IR
The Director Select Plus Series I/IR

Issued by Talcott Resolution Life Insurance Company Separate Account Three:

The Director M Select Plus	The Director M Select Outlook

Issued by Talcott Resolution Life Insurance Company Separate Account Seven:

Personal Retirement Manager Select Series I	Leaders Select Plus Series I	Leaders Select Series II
Leaders Select Outlook Series I	Leaders Select Series III

Issued by Talcott Resolution Life and Annuity Insurance Company Separate Account One:

Director Select Outlook Series II/IIR

This product notice updates certain information for insurance products issued by
Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company

This supplement amends the supplement dated August 12, 2021 related to name changes as shown below for the Wells Fargo Variable Trust Funds available under your contract.

Wells Fargo Asset Management announced that the Funds’ name will be changing on December 6, 2021. This date for the name change replaces the previously announced date of October 11, 2021.

Current Name:	New Name (effective December 6, 2021):
Wells Fargo VT International Equity Fund - Class 1	Allspring VT International Equity Fund - Class 1
Wells Fargo VT Omega Growth Fund - Class 1	Allspring VT Omega Growth Fund - Class 1
Wells Fargo VT Opportunity Fund - Class 1	Allspring VT Opportunity Fund - Class 1
Wells Fargo VT Small Cap Growth Fund - Class 1	Allspring VT Small Cap Growth Fund - Class 1

This Product Notice Should Be Retained for Future Reference

HV-7873